UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐	Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1)  ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i)  ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii)  ☐

☒ Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: 0001757387

SunStrong 2018-1 Issuer, LLC

(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable): 0001757387

Central Index Key Number of underwriter (if applicable): Not applicable

Christopher Gallu, (510) 439-4748

Name and telephone number, including area code, of the person to contact in connection with this filing

Explanatory Note: For the purpose of furnishing this Form ABS-15G, the issuer listed on the cover page and the depositor signing below do not have a Central Index Key Number. The “Central Index Key Number of issuing entity” and “Central Index Key Number of depositor” listed above is the Central Index Key number of SunStrong Capital Holdings, LLC, the sponsor, which is also the indirect parent of both the issuer and the depositor.

INFORMATION TO BE INCLUDED IN THE REPORT

FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01	Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Issuer

Introduction

DNV GL has analyzed a portfolio of approximately 37,602 residential PV installations which are installed for homeowners under lease agreements (the “Portfolio”).

The PV systems are expected to be geographically dispersed throughout the United States, with Arizona, California and New York forecast to have about 91.9% of the installed systems. Hawaii and New Jersey are the other states representing at least 2% each of the expected Portfolio.

All of the PV systems in the Portfolio are residential installations which have obtained Permission to Operate (“PTO”) between 2009 and 2018.

Procedures for Engineering, Design and Installation

DNV GL has reviewed SunPower’s lease origination, energy estimation and installation practices for consistency with process documentation and industry best practices. DNV GL has reviewed SunPower’s electrical and structural design methods, and has commented on SunPower’s quality oversight process related to desktop and on-site quality inspections.

A summary of the primary findings and/or risks identified with respect to residential PV engineering, design and installation procedures is provided in the following table.

Primary Findings

Site Audit: DNV GL considers the pre-construction site audit form to be comprehensive and in-line with best industry practice. SunPower does not require photos at pre-installation site audits. DNV GL recommends that the process include a photo checklist.

Aurora Tool: DNV GL notes National Renewable Energy Laboratory’s (NREL) conclusions indicate that the Aurora tool is accurate relative to on-site shading measurements. DNV GL has selected 10 systems to perform a validation of the Aurora shade tool, as compared to separate shading analysis methods provided by SunPower and by spot-checks using Google Earth map details and sun path calculations. DNV GL also recommends ongoing and periodic shading validations within the fleet to ensure ongoing accuracy of the Aurora shading modelling. SunPower indicated that Aurora designs are also subject to System Performance Verification Test (“SPVT”) checks and if the system fails SPVT, an evaluation in detail is made with the corresponding changes. DNV GL agrees that passing the SPVT is an adequate safeguard against small data entry errors.

Design Methods: DNV GL notes that not every authority having jurisdiction (“AHJ”) requires detailed loading and structural calculations for solar installations, though regions in snowy climates are more likely to require such analysis. DNV GL also notes that the findings presented within the structural design audit are consistent with the lack of load and structural calculations observed within the system documentation.

Regarding the structural analysis and consistency among partners, SunPower has indicated that roof framing is inspected for all homes. Partners are responsible for determination of the design of the attachment method to the roof; however, SunPower provides racking loading documents. Structural analysis is covered in training materials provided to the install partners.

SPVT: SunPower performs SPVT following PTO and the interconnection completion payment milestone (20%) to dealer is linked to successful passing of SPVT. SunPower has indicated that 67% of systems pass SPVT within 0 to 2 days of post testing, with a consistent distribution beyond the 0 to 2-day mark. As noted in the provided information, 8% of systems pass in the 5 to 10-day range. SunPower notes an average number of days for a system to pass SPVT is 7 days.

Quality Oversight: DNV GL has reviewed a System Design Review form (“Desktop Form”) utilized by SunPower for desktop audits. DNV GL considers the Desktop Form to be a suitable desktop check for general system configuration and anticipated system production. The Desktop Form, however, does not reflect system specific quality or installation issues that may exist. SunPower indicated that no photos are required at pre-installation stage (Spot Check Process), SunPower only reviews the design plan, layout and shade profile. At the post-installation stage (SPVT Process), at least two digital photos of the installed array(s) and one picture of the inverter(s) taken from different angles are required in the current Dealer Participation Agreement (“DPA”). SunPower has included additional photos as part of a revised Job Closeout Checklist (“JCO”), which will be incorporated into a revised version of the DPA. DNV GL considers the photo documentation requirements in the revised JCO acceptable.

SunPower indicated that they have not been conducting on-site system inspections in 2017-2018. DNV GL recommended systems inspection to verify the quality of the installation. SunPower has indicated that it is not intending to implement a system inspection program in the near term. SunPower instead is planning on relying on a strengthened desktop review program. As part of this initiative, SunPower is planning on rolling out a new JCO with additional photo documentation requirements, such as flashing photos, and a strengthened DPA. DNV GL views these changes to the JCO positively. DNV GL also notes that a dedicated residential installation quality program which includes post-installation system inspections is found in multiple residential operators in the United States.

Dealer Review: SunPower’s channel partner network is very diverse. The fleet is broadly distributed across 468 Dealers, subcontractors and installation partners and 266 of the partners are lease partners dealers. The top three partners in the Portfolio have each installed between 5% and 7% of the Portfolio system volume. 115 dealers contribute to the Portfolio less than 1% per dealer by system volume.

Equipment

DNV GL has reviewed selected aspects of SunPower’s equipment selection practices.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Modules: The SPR-E20-327 module (also designated as SPR-327NE-WHT-D), and its integrated micro-inverter variant, constitutes 83.3% of the modules in the Portfolio. This module began production in 2010 and therefore falls under differing warranty conditions through the years. The SPR-X21-345 and its integrated micro-inverter variant constitutes another 8.7% of the Portfolio.

Inverters: The Portfolio utilizes string inverters and microinverters. All inverter manufacturers in the Portfolio (SMA, Power-One, SunPower, Fronius, SolarEdge) are well-established inverter producers with adequate to strong track records in the industry. The various inverters in the Portfolio are appropriate for the application. Additionally, the key inverter attributes of inverter design, operational characteristics, compliance with standards and inverter warranties appear to align with industry expectations for the inverters under review in this Portfolio.

Production Analysis

DNV GL has developed separate regional correction factors which represent the ratio of actual production to expected production for the Portfolio. It is anticipated that the regional correction factors will be applied to SunPower’s Year-1 as-built energy estimates. An uncertainty analysis is also presented.

The production analysis for the Portfolio is based on the results presented in the 2018 Fleet Report, adjusted for the distributions of regions specific to the Portfolio. Systems that qualified for inclusion in the Fleet Production Sample were considered using their own operating history. Systems that were not included in the Fleet Production Sample were forecasted using regional correction factors derived from the full Fleet Production Sample.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Description of the Data Set: DNV GL has used SunPower’s 2018 fleet to forecast for the Portfolio. DNV GL notes that 76.1% of the systems in the Portfolio qualified to be included in the Fleet Production Sample and 23.9% of the Portfolio was not. Based on the module and inverter breakdown, DNV GL finds the Fleet Production Sample to be generally representative of the systems without sufficient operating history in the Portfolio in regards to forecasting production analysis.

Methodology: Correction factors for the Portfolio were produced for each region in the Portfolio using a combination of:

(1)	Operating data from systems in the Portfolio with sufficient operating history

(2)	Regional correction factors derived from the 2018 Production Sample

Portfolio Performance Indexes: A correction factor of 0.95 was calculated for the Portfolio. DNV GL incorporated data from the listed sources above.

Forecasting and Uncertainty: DNV GL has calculated a portfolio-level P50 correction factor of 94.6% of SunPower’s first-year energy estimate. DNV GL has calculated a P90 correction factor of 89.9% of SunPower’s first-year energy estimate. DNV GL also calculated fund specific uncertainties.

Asset Availability: A subset of 3,536 systems selected by SunPower, or approximately 10% of the systems in the Portfolio, were analyzed by DNV GL with respect to their demonstrated lifetime availabilities. An overall rounded availability of 96.6% was calculated. Subsequently, DNV GL selected a sample of 133 systems and analyzed the asset availability of the systems, finding the availability to be 96.2%.

Based on the similarity of the results, DNV GL concludes that the availability of the Portfolio has been in the 96% range.

Lease Agreement Review

DNV GL has reviewed a fleet representative form of the residential Lease Agreement (“Lease”). The Lease is not executed and not dated. DNV GL has focused on a California lease. The Lease may change according to state-specific provisions. Exhibit B of the Lease sets forth special provisions for Los Angeles and Anaheim.

The Lease describes the terms of the Lease provided by SunPower Capital, LLC (“Lessor”) to the customer (the “Lessee”) for the installation of a solar PV system on the Lessee’s building, as well as payments required by the Lessee for energy generated by the system.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Term: The Lease term is 20 years from the Lease Term Start Date (LTSD). The term can be renewed. If the Lessor does not terminate the agreement, the Lease will be automatically extended on a monthly basis.

Price: DNV GL understands that SunPower adjusts the base price and escalation rate as a function of the upfront payment size, local rebates, energy production estimate, local utility rates and other variables.

Performance Guarantee: The Lessor guarantees a production amount under the Lease for the term of the Lease, calculated over a rolling one-year period.

The guarantee production range is not specified in the Lease. SunPower indicated that the guaranteed range is 95% / 105% of Y1 production for all systems analyzed in the production analysis. This is acceptable.

Dealer Participation Agreement Review

DNV GL has reviewed a draft form of a DPA between SunPower Corporation, Systems and an unnamed dealer, undated version.

Additionally, an Addendum to the DPA was provided, containing the solar lease program specifications for Hawaii.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Milestones and Payments: DNV GL considers the DPA criteria for achieving the various completion milestones to be well defined and acceptable.

Quality Assurance/Quality Control (“QA/QC”) Requirements: DNV GL considers the requirements acceptable. The DPA includes standards, SunPower tools and lease/other document requirements that dealers must comply with when executing the scope of work. Quality and design requirements are largely established by SunPower’s organizational process.

Warranty Review: Materials and services supplied by the dealer are warranted against defects for a period of 10 years, and roofing penetrations are warranted for a period of 3 years or the length of any existing warranty up to 10 years. DNV GL considers the warranty terms reasonable.

Maintenance Service Agreement Review

DNV GL has reviewed a draft form of a Maintenance Service Agreement (“MSA”). The scope of services will include operations and maintenance (“O&M”), replacement of parts, alterations and modifications and customary information. DNV GL considers the scope to be comprehensive of all activities required to operate and maintain each PV system.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Fee: Maintenance Service Fee is defined in the MSA as $13 per month for covered projects, escalating at 3% annually. DNV GL notes that the total O&M Fee is $20/lease per month. This fee includes $13 per month as defined in the MSA and $7/lease per month as defined in the Lease Servicing Agreement (“LSA”) (around $25.5/kWdc assuming a fleet average capacity of 9.4 kWdc), escalating at 3% annually.

DNV GL notes that the $25.5/kWdc O&M fee for covered projects is within the commercially reasonable range observed by DNV GL in the residential solar industry.

Scope: The provider will perform operations and maintenance, replacement of parts, alterations and modifications, quarterly production guarantee reports, and will provide typical information, warranties and insurers claims management in an event of loss. DNV GL considers the scope as defined to be comprehensive.

Major maintenance includes replacement of modules, inverters, racking, remote monitoring, meters, disconnects and electrical devices.

Life Cycle Execution

DNV GL has completed the O&M provider and O&M expenses review. DNV GL has completed the monitoring review and a site inspections review for a sample of 18 systems within SunPower’s fleet for the purpose of confirming consistency with SunPower’s agreed processes and identifying any specific issues or risks.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

O&M Expense Review: O&M data specific to individual systems or the aggregate Portfolio or fleet were not provided. DNV GL reviewed a database of closed-ticket O&M truck rolls spanning parts of four years from 2015 to 2018.

The cost of O&M is approximately the sum of the field-based truck roll costs plus the $7/month LSA fee.

DNV GL independently estimates a 25% likelihood of a truck roll being initiated to any given system, in any given year; amounting to an estimated $75/system per year, or $6/month per system. With a revenue per system of $13/month under the MSA, DNV GL concludes the cost of O&M based on the truck roll records is slightly less than half of the revenue received per system for such services. DNV GL further assumes and concludes the office-based cost of O&M is adequately compensated by the $7/month LSA fee, and that any shortfalls or differences in the field or office O&M services could be buffered by the total MSA and LSA revenues.

SunPower O&M Services Review: O&M services for each fund are performed by the dealers, with SunPower being the primary O&M Contractor.

DNV GL reviewed truck roll records and the estimated time and energy loss on a fleet-wide basis is 2% per year. DNV GL find this to be a reasonable number for a dispersed set of unstaffed, but monitored, residential systems.

Operations Monitoring Review: SunPower uses a PV Supervisor 5x (PVS5x) monitoring system. Replacement of monitoring systems is covered by SunPower over the lease term. SunPower has informed that cellular backup is a 3G modem but they are updating to cellular metering 4G/LTE, which is positive. DNV GL reviewed the O&M truck roll database and found that a significant amount (6%) of the total truck rolls are monitoring data-related. DNV GL does not have more information about what percentage of the inquiries were related to broken monitoring systems.

Site Inspection Review Summary: 18 PV systems from the SunPower fleet were inspected across California, Arizona, New Jersey and New York in April and May 2018. The average Performance Index (PI) for the regions varies between 0.94 and 1.01.

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Structural: DNV GL notes 1 system has inadequate clearance for fire department access per the IFC and National Electric Code (NEC). DNV GL sees this as the highest risk since it represents a potential life safety risk. DNV GL notes that at 5 locations IBTS has indicated that flashing was not used or the roof connection had not been sealed. Moreover, best industry practice dictates that a roof be evaluated via structural analysis before construction and by visual inspection on-site to determine whether structural upgrades are required. DNV GL notes that it is not a structural risk; however, it can cause higher maintenance costs during the design life of the project. SunPower has included a requirement of a conduit penetration photo showing flashing in the revised JCO. DNV GL considers having a requirement to photograph flashing as positive, as it will incentivize the dealer to optimize the flashing, which will mitigate the risk of roof leaks.

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Electrical: DNV GL notes that the found issues do not impact the immediate performance of the system. However, DNV GL’s opinion is that there is low to moderate risk that the issues noted could result in reliability concerns, future downtime, increased O&M costs, reduced project life and safety events. In addition, the issues noted are not consistent across the projects and therefore it is evident that future projects could benefit greatly with design, installation and QA/QC process oversight and management improvement and better enforcement. If the inspection lists included 1 reoccurring issue it would be easier to simply add it to the commissioning checklist. The extent of the issues noted is atypical to what DNV GL commonly observes in typical residential portfolios. Common issues are typically limited to inadequate wire-management and incorrect labeling.

While DNV GL agrees that some of the issues identified are typical of other residential installations, DNV GL acknowledges that there is the need for improvement.

DNV GL recommended a detailed punch list with resolution dates and reference to any maintenance interval considerations. SunPower has provided a punch list with the resolution dates. DNV GL notes that 2 of the items are closed and the remaining 7 items are scheduled by SunPower to be closed between October 30, 2018 and November 30, 2018. DNV GL also notes that some of the safety items that do not affect production for the Tunnel Road system were not addressed in the punch list. SunPower confirmed that those items will be covered at the time of the service call starting at the end of November.

Operating Systems Review

DNV GL has completed an electrical and structural design audit for a sample of 10 systems within SunPower’s fleet for the purpose of confirming consistency with SunPower’s agreed processes and identifying any specific issues or risks.

Sample systems were selected from within California, Arizona and New York. The systems were independently selected by DNV GL to be representative of the fleet as a whole.

A summary of the primary findings identified is provided in the following table.

Primary Findings

Electrical Audit: DNV GL considers the sampled systems to exhibit standard electrical design quality which is consistent with typical practices in the residential market. DNV GL does not expect that the PV systems in the fleet are at above-normal risk of electrical issues.

Structural Audit: DNV GL concludes that structural design checking and documentation thereof appears to be less rigorous than that of other industry participants that it has reviewed. DNV GL considers that for residential installations it is prudent to inspect the existing roof and structural framing to ensure that the structure is capable of supporting the additional load imposed by the solar installation.

DNV GL recommended photo documentation during installation to clearly capture details of the flashing, mounting system and PV layout installation. SunPower indicated that additional post-installation picture(s) of flashing mounting system and PV layout will be part of a revised JCO. DNV GL also recommended that structural information required to be obtained during a site audit is properly documented by the partners and is reflected on system plans. SunPower has indicated that they rely on the local AHJ for structural review and that the AHJ and not the dealers provide documentation and permits and protect homeowners per local codes and regulations.

DNV GL’s opinion, based on review of the documents, is that risk of structural failure due to solar installation is low, yet more attention to documentation of structural checks is recommended.

Financial Model Review

DNV GL has reviewed the existing reserves and MSA and LSA fees and provided inverter replacement costs for a comprehensive financial model. DNV GL has also modeled anticipated performance guarantee payouts for the Portfolio.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Performance Guarantee Payments: DNV GL modelled the performance guarantee payouts in $/kWdc for the Portfolio. DNV GL also calculated fund performance guarantee results in $/kWdc.

Inverter Replacement Cost: DNV GL has provided a discussion on forecast string inverter and microinverter replacement costs.

MSA and LSA Fees Review: DNV GL notes that the MSA and LSA fees are within the commercially reasonable range observed by DNV GL in the residential solar industry.

Fund-Level String Inverter Replacements: DNV GL has calculated secondary replacement curves for SMA, ABB/Power-One, Fronius and SunPower microinverters. DNV GL has further refined these curves to reflect warranty coverage of 10 years for string inverters. DNV GL modeled fund-level inverter replacement costs (equipment and labor), assuming 10-year warranty coverage on SMA and ABB (Power-One) products.

Useful Life Review: DNV GL’s average useful life projection for string inverters estimates approximately 50% of the units installed will fail after 15 years of field operation. Based upon review of SunPower data, the useful life of deployed SMA, ABB (Power-One) and Fronius string inverters in the Portfolio is just under 14 years, 13 years and 15 years, respectively.

DNV GL assumes a 0.25%/year degradation rate for the SunPower modules. A number of these modules were installed in 2011 and would therefore be expected to produce approximately 94% of their nameplate rating after 25 years (2036). DNV GL also assumes the 0.25% degradation would continue to Year 30 such that the panels’ output would be approximately 92.5% of nameplate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSTRONG 2018-1 DEPOSITOR, LLC, as Depositor

By:	/s/ Christopher Couture
Name: Christopher Couture
Title: Vice President

Date: October 29, 2018